EXHIBIT 10.47

                              [CRESTAR LETTERHEAD]

                                                    919 East Main Street
                                                      Richmond, VA 23219



                                   CERTIFICATE

      The undersigned, Linda F. Rigsby, hereby certifies that she is the Corporate Secretary of Crestar Financial Corporation (the Corporation) and Crestar Bank (the Bank), both Virginia corporations, and as such is duly authorized to execute this Certificate on behalf of the Corporation and the Bank.

      The undersigned further certifies that the resolutions attached to this Certificate as Exhibit I are true and correct copies of the resolutions approved by the Board of Directors of the Corporation and the Board of Directors of the Bank on October 23, 1998, with respect to the Crestar Financial Corporation Directors' Equity Program, and that such resolutions remain in full force effect as of the date of this Certificate.

      WITNESS the signature of the undersigned and the seals of the Corporation and the Bank affixed this ___ day of November, 1998, in Richmond, Virginia.


                                            ------------------------------------
                                            Linda F. Rigsby
                                            Corporate Secretary

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                                                                       EXHIBIT I

                          CRESTAR FINANCIAL CORPORATION
                                  CRESTAR BANK

                           BOARD OF DIRECTORS MEETING
                                October 23, 1998


RESOLUTION AMENDING THE DIRECTORS' EQUITY PROGRAM.

      RESOLVED,   that  Section  2(x)  of  the  Crestar  Financial   Corporation
      Directors' Equity Program is hereby amended to read as follows:

            Terminate, Terminating, or Termination, with respect to a Participant, means cessation of his or her relationship with the Company as a member of the Board and cessation of his or her relationship with Crestar Bank as a member of the Crestar Bank board of directors.

      RESOLVED, that Section 3 of the Crestar Financial Corporation Directors' Equity Program is hereby amended by adding a new Subsection 3(c) as follows:

            Notwithstanding the preceding subsections 3(a) and 3(b), no Equity Awards shall be made on or after the merger of Crestar Financial Corporation with SMR Corporation.

      RESOLVED, that Section 12 of the Directors' Equity Program is amended by deleting the third sentence thereof.

      RESOLVED, that the Directors' Equity Program is further amended by adding a new section 17 to read as follows:

            SUNTRUST. Effective upon the merger of the Company with SMR Corporation, the number of shares of Crestar Financial Corporation common stock credited to each Participant's Account shall be adjusted in accordance with the exchange ratio prescribed in the Agreement and Plan of Merger by and among SunTrust Banks, Inc., Crestar Financial Corporation and SMR Corporation and denominated as shares of common stock of SunTrust Banks, Inc. References in the Plan to "Company common stock" shall thereafter be interpreted as references to "SunTrust Banks, Inc. common stock." References in the Plan to the "Administrator" shall thereafter be interpreted as references to Crestar Financial Corporation or its delegate; provided, that in the absence of such delegation, Crestar Financial Corporation shall act by its Director of Human Resources or such other officer whose responsibilities include human resources or similar matters.

      and;

      RESOLVED FINALLY, that the appropriate officers of the Company are hereby authorized and directed to take such actions and to execute such documents as may be necessary or desirable to implement the foregoing resolutions, all without the necessity of further action by this Board of Directors.